                                                                     EXHIBIT 4.1

                     [ORBCOMM(R) LOGO WITH TEXT LINE UNDER]


                 NUMBER                                                SHARES
ORB
            COMMON STOCK                                       CUSIP 685936 10 6

                              ORBCOMM Corporation
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


         THIS CERTIFIES THAT



         IS THE OWNER OF

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMON STOCK, PAR VALUE $.01 PER
                                   SHARE, OF
                              ORBCOMM Corporation

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of the Corporation's duly authorized officers.

Dated:
               [ORBCOMM Corporation CORPORATE SEAL 1998 DELAWARE]

Mary Ellen Seravalli                                  Scott L. Webster
     SECRETARY                             PRESIDENT AND CHIEF EXECUTIVE OFFICER

Countersigned and Registered:
FIRST CHICAGO TRUST COMPANY OF NEW YORK
Transfer Agent and Registrar

By:  [signature]
                              Authorized Signature
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                              ORBCOMM Corporation

The corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Transfer Agent or to the corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations

      TEN COM   --as tenants in common              UNIF GIFT MIN ACT--    _________  Custodian for ________
                                                                             (Cust.)                 (Minor)
      TEN ENT   --as tenants by the entireties                                under Uniform Gift to Minors
      JT TEN    --as joint tenants with right of                              Act of ______________________
                  survivorship and not as tenants                                              (State)
                  in common

    Additional abbreviations may also be used though not in the above list.

For value received,  _______________________________________________ hereby sell(s), assign(s) and transfer(s) unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
                                   ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
___________________________ shares of the capital stock, represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________________________________ Attorney to
transfer said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated  ____________________       ______________________________________________
                                  THE SIGNATURE OF THIS ASSIGNMENT MUST
                                  CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                  FACE OF
                          NOTICE: THE CERTIFICATE IN EVERY PARTICULAR WITHOUT
                                  ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                  WHATEVER.

SIGNATURE(S) GUARANTEED

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNINS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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